Supplement dated December 20, 2013

To

DAVIS FINANCIAL FUND

An Authorized Series of

NEW YORK VENTURE FUND, INC.

Statutory Prospectus

dated May 1, 2013

As of January 1, 2014 Kenneth Feinberg will be removed as portfolio manager and Christopher Davis will be h added as portfolio manager of Davis Financial Fund. The section of the statutory prospectus entitled “Portfolio Manager” within the Fund Summary is amended as below.

Portfolio Manager

Portfolio Manager	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since January 2014 and From May 1991 until May 2007	Chairman, Davis Selected Advisers, L.P.

The section of the statutory prospectus entitled “Portfolio Managers” within the “Management and Organization” section of the prospectus is amended as below.

PORTFOLIO MANAGERS

Davis Financial Fund

•	Christopher Davis has served as Portfolio Manager of Davis Financial Fund since January 2014 and from May 1991 until May 2007. Mr. Davis also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989.

Supplement dated December 20, 2013

To

DAVIS FINANCIAL FUND

An Authorized Series of

DAVIS SERIES, INC.

Statement of Additional Information

dated May 1, 2013

As of January 1, 2014 Kenneth Feinberg will be removed as portfolio manager and Christopher Davis will be added as portfolio manager of Davis Financial Fund. The section of the statement of additional information entitled “Portfolio Managers” is amended as below.

PORTFOLIO MANAGERS

Davis Financial Fund

The portfolio manager of Davis Financial Fund is Christopher Davis. Mr. Davis is the person primarily responsible for investing the Fund’s assets on a daily basis.

Other Accounts Managed as of December 31, 2012

Dollar Range of Fund Shares Owned(1)		Number of RICs(3)	Assets(2) in RICs	Number of OPIV(4)	Assets(2) in OPIV(4)	Number of OA(5)	Assets in OA(5)

Davis Financial Fund
C. Davis	Over $1million	21	$14.3 Billion	11	$470 Million	74	$2.4 Billion

(1)	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -$1 million; over $1 million.
(2)	“Assets” means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors’ portfolio managers may exceed the total assets managed by Davis Advisors.
(3)	“RIC” means Registered Investment Company.
(4)	“OPIV” means Other Pooled Investment Vehicles.
(5)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.

Dwight Blazin’s, Danton Goei’s, Tania Pouschine’s, Chandler Spears’, and Keith Sabol’s; compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.